Exhibit 10.10

ACCESSION DEED

THIS DEED POLL is made on 22 November 2019 by each entity listed in the Schedule (each a “Member Guarantor”, together the “Member Guarantors”).

RECITALS:

A.

Under a Deed of Guarantee (“Deed of Guarantee”) dated 25 July 2012 executed by each Initial Member Guarantor in favour of each person who is from time to time a holder (“Holder”) of one or more of any of the (i) U.S.$150,000,000 3.68% Series D Guaranteed Senior Notes due 2019, (ii) U.S.$200,000,000 4.27% Series E Guaranteed Senior Notes due 2022, (iii) U.S.$150,000,000 4.42% Series F Guaranteed Senior Notes due 2024 and (iv) A$100,000,000 7.04% Series G Guaranteed Senior Notes due 2022, in each case issued by Foxtel Management Pty Limited (ABN 65 068 671 938), a company registered under the laws of Australia (“Foxtel Management”), in its own capacity (in such capacity, the “Company”), pursuant to the Note and Guarantee Agreement dated as of July 25, 2012 (as amended pursuant to the Amendment No. 1 and Guarantee Agreement dated as of November 22, 2019, and as further amended, modified or supplemented from time to time), among NXEA Australia Pty Limited (ABN 85 625 190 990), the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Foxtel Media Pty Limited (f/k/a Telstra Media Pty Limited) (ABN 72 069 279 027) (“Foxtel Media” and, together with Sky Cable, the “Partners”), Foxtel Management, in its capacity as agent for the Partners as a partnership carrying on the business of the Foxtel Partnership and as agent for the Foxtel Television Partnership, and each of the purchasers listed in Schedule A attached thereto, a person may become a Member Guarantor by execution of this deed poll.

B.	Each Member Guarantor wishes to guarantee to each Holder the Guaranteed Obligations and to become a Member Guarantor.

THIS DEED POLL WITNESSES as follows:

1.  Definitions and interpretation

(a)	In this deed poll words and phrases defined in the Deed of Guarantee have the same meaning.

(b)	In this deed poll:

“Additional Member Guarantor” means any person that has become a Member Guarantor (since the date of execution of the Deed of Guarantee) by execution of an Accession Deed;

“Existing Member Guarantor” means an Initial Member Guarantor or an Additional Member Guarantor and which, in either case, has not been released from the Deed of Guarantee;

“Guaranteed Obligations” has the same meaning as in the Deed of Guarantee;

“Holder” has the meaning given in Recital A above; and

“Initial Member Guarantor” means each Person that shall have initially executed and delivered the Deed of Guarantee.

(c)	In this deed poll:

(1) A reference to the Deed of Guarantee includes all amendments or supplements to, or replacements or novations of, either of them; and

(2) a reference to a Holder includes its successors and permitted assigns.

2.  Guarantee

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Member Guarantor hereby jointly and severally with each Existing Member Guarantor absolutely, irrevocably and unconditionally guarantees to each Holder the due and punctual payment and performance of the Guaranteed Obligations.

3.  Representations and Warranties

Each Member Guarantor represents and warrants as set out in Section 3 of the Deed of Guarantee.

4.  Status of Guarantor

Each Member Guarantor agrees that it hereby becomes a “Member Guarantor” as defined in, and for all purposes under, the Deed of Guarantee as if named in and as a party to the Deed of Guarantee, and accordingly is bound by the Deed of Guarantee as a Member Guarantor.

5.  Benefit of deed poll

This deed poll is given in favour of and for the benefit of:

(a)	each Holder; and

(b)	each Existing Member Guarantor;

and their respective successors and permitted assigns.

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6.  Address for notices

The details for each Member Guarantor for service of notices are:

Address: Level 5, 2 Holt Street, Surry Hills NSW 2010

Attention: Company Secretary

Facsimile: (02) 9288 3275

7.  Jurisdiction and process

The provisions of Section 5.03 of the Deed of Guarantee shall apply, mutatis mutandis, to this deed poll as if set out in full.

8.  Governing law and jurisdiction

This deed poll shall be governed by and construed in accordance with the laws of the State of New South Wales in the Commonwealth of Australia.

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Schedule

Company Name	ACN / ABN
Fox Sports Australia Pty Limited	ACN 065 445 418
Binni Pty Limited	ACN 004 092 648
Fox Sports Venues Pty Limited	ACN 110 803 944
Sport by Numbers Pty Limited	ACN 065 420 046
Fox Sports Streamco Pty Limited	ACN 616 999 243
Foxtel Media Pty Limited (f/k/a Telstra Media Pty Limited)	ABN 72 069 279 027
Sky Cable Pty Limited	ABN 14 069 799 640

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EXECUTED and delivered as a deed poll Signed Sealed and Delivered for Fox Sports Australia Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Binni Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Fox Sports Venues Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

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Signed Sealed and Delivered for Sport by Numbers Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Fox Sports Streamco Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Foxtel Media Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

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Signed Sealed and Delivered for Sky Cable Pty Limited by its attorney under power of attorney in the presence of:

/s/ Rachael Arena	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

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